Exhibit 22.1




                            Azur International, Inc.
                              List of Subsidiaries

-------------------------------------------- ----------------- ----------------------------------------
                     Name of Subsidiary        Jurisdiction    Ownership Percentage
-------------------------------------------- ----------------- ----------------------------------------
Azur Development Corp.                       Florida           100%
-------------------------------------------- ----------------- ----------------------------------------
301 Hendricks LLC                            Florida            63%
-------------------------------------------- ----------------- ----------------------------------------
Rio Vista General Partnership                Florida            53%
-------------------------------------------- ----------------- ----------------------------------------
Place des Arts LLC                           Florida             3%
-------------------------------------------- ----------------- ----------------------------------------
Azur Shell Landing Development LLC           Mississippi       100%
-------------------------------------------- ----------------- ----------------------------------------
Airtek Safety Ltd.                           United Kingdom    100%
-------------------------------------------- ----------------- ----------------------------------------
The Grand Shell Landing, Inc.                Mississippi       100%
-------------------------------------------- ----------------- ----------------------------------------
Azur-Hidden Oaks LLC                         Florida           100%
-------------------------------------------- ----------------- ----------------------------------------
Azur-Santa Barbara LLC                       Florida           100%
-------------------------------------------- ----------------- ----------------------------------------
Azur Hotels and Resorts Inc.                 Florida           100%
-------------------------------------------- ----------------- ----------------------------------------
Azur Travel Services Inc.                    Florida           100%
-------------------------------------------- ----------------- ----------------------------------------